UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2017
Date of Report (Date of earliest event reported)

 GlobalSCAPE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33601	74-2785449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Lockhill Selma Road, Suite 150
San Antonio, Texas 78249
(210) 308-8267
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                      Regulation FD Disclosure

On November 15, 2017, GlobalSCAPE issued a press release entitled “GlobalSCAPE Provides Update Concerning Internal Investigation and Declares Quarterly Dividend.”

A copy of this press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, these exhibits and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 15, 2017 entitled “GlobalSCAPE Provides Update Concerning Internal Investigation and Declares Quarterly Dividend.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSCAPE, INC.

By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr. Chief Financial Officer
Dated:	November 15, 2017